Exhibit 10.92

Protea Biosciences Group, Inc.
1311 Pineview Drive
Morgantown, WV 26505
P: 304.292.2226
F: 304.606.3049
www.proteabio.com

June 20, 2016

Mr. Randall L. Williams

Senior Vice President

United Bank

990 Elmer Prince Drive

P.O. Box 656

Morgantown, West Virginia 26507-0656

Gentlemen:

Reference is made to the commercial loan agreement, dated August 27, 2009, No. 88234-1 (the “Loan Agreement”) between United Bank, formerly, Centra Bank, Inc.(the “Lender”) and Protea Biosciences, Inc. (the “Borrower”). The Borrower is a wholly-owned subsidiary of Protea Biosciences Group, Inc., a Delaware corporation (“Protea”). The Borrower and Protea are hereinafter sometimes collectively referred to as the “Credit Parties.”

Reference is also made to the $3,000,000 commercial promissory note of the Borrower, dated August 27 2009 and payable to the Lender on demand (the “Note”).

This letter will confirm our mutual agreement and understanding to amend the Loan Agreement and the Note to provide that the maturity date of the loan and of the Note is hereby extended to 5:00 p.m. (EDT) on July 12, 2018.

All of the other terms and conditions of the Loan Agreement and the Note, including the guarantees provided in connection therewith shall remain in full force and effect and are incorporated herein by this reference. In addition, each of the Credit Parties hereby reaffirms all existing indebtedness and obligations to the Lender and agrees that said indebtedness is absolute and unconditional irrespective of any claims or defenses that might be asserted, and shall remain in full force and effect until such time as the Borrower or Credit parties shall pay in full all such indebtedness and obligations.

This letter agreement may be referred to by Protea in its Form S-l registration statement filed with the Securities and Exchange Commission in connection with a public offering of securities of Protea. The parties further acknowledge that this letter agreement may be superseded by a formal amendment to the Loan Agreement and other documents associated therewith.

Please confirm below, your agreement with the above.

Very truly yours,	AGREED:

PROTEA BIOSCIENCES GROUP, INC.	UNITED BANK

/s/ Stephen Turner		/s/ Randall L. Williams
By:	Stephen Turner,	By:	Randall L. Williams
	President and CEO		Senior Vice President